OVERSTOCK.COM, INC.

                   LIMITED POWER OF ATTORNEY - SECURITIES LAW
                                   COMPLIANCE

      The undersigned, as an officer or director of Overstock.com, Inc. (the "Company"), hereby constitutes and appoints, Gregory Iverson, Chief Financial Officer; Anthony Strong, Vice President, Finance and Controller; Brian Keller, Senior Manager of Treasury, Finance; E. Glen Nickle, Vice President, Legal and General Counsel; and Allison Fletcher, Deputy General Counsel & Senior Director of Legal Affairs, Legal; and each of them, as the undersigned's true and lawful attorney-in-fact and agent, to complete and execute such Forms 144, Forms 3, 4, and 5 and other forms as any such attorney-in-fact shall in his or her
discretion   determine  to  be  required  or  advisable  pursuant  to  Rule  144 promulgated under the Securities Act of 1933, as amended, Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company, and to do all acts necessary in order to file such forms with the Securities and Exchange Commission, any securities exchange or national association, the Company and such other person or agency as any such attorney-in-fact shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

      This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless replaced by a Limited Power of Attorney of more recent date, or earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.

      This Limited Power of Attorney is executed in Potomac, Maryland, as of the date set forth below.


                                              /s/ John Pettway
                                              ----------------------------------
                                              High Plains Investments LLC

                                              By:   John Pettway
                                                    ----------------------------
                                              Its:  Manager
                                                    ----------------------------

                                              Dated: 1/31/19
                                                    ----------------------------

WITNESS:

/s/ Angela Chacon
--------------------------------
Signature

Angela Chacon
--------------------------------
Type or Print Name

Dated: 1/31/19
       -------------------------